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                                  OFFICE LEASE

        OF THE BUILDING OWNERS AND MANAGERS ASSOCIATION OF SAN FRANCISCO

THIS LEASE, MADE THIS 19 DAY OF MAY 1997 BETWEEN COAST COUNTIES PROPERTY MANAGEMENT INC. LANDLORD, AND SELECTQUOTE INSURANCE SERVICES AS TENANT.

                          W I T N E S S E T H

SECTION 1.       PREMISES

         Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises (hereinafter called "PREMISES") commonly known as SUITE 304 consisting of approximately 3,846 rentable square feet and highlighted on EXHIBIT A, attached hereto and by this reference made a part hereof, said premises being situated on the 3rd. floor that certain building (hereinafter called "BUILDING") known as 657 MISSION ST., SAN FRANCISCO, CALIFORNIA, 94105.

         Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenant as material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

SECTION 2.       PURPOSE

         The premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

SECTION 3.       TERM

         The term of this Lease shall be for 5 YEARS and 4 MONTHS, commencing on the 1ST day of AUGUST 1997, or upon Tenant's moving files into the premises and ending on the 31ST day of DECEMBER, 2002 (the "LEASE TERM").

SECTION 4.       POSSESSION

         If Landlord, for any reason whatsoever, cannot deliver possession of the said premises to Tenant on JUNE 21, 1997, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession. If possession of the premises is not delivered to Tenant within six months from the scheduled commencement date, this Lease will terminate. Should Landlord tender

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possession of the premises to Tenant prior to the date specified for the commencement of the term, and Tenant accept such prior tender, such prior occupancy shall be subject to all terms, covenants, and conditions of this Lease, including the payment of rent. No delay in delivery of possession shall operate to extend the term hereof. Within 10 days after written request from Landlord, Tenant shall execute and return to Landlord an acknowledgment of the commencement date of the term of this lease.

SECTION 5.       RENT

         5(a) On or before the first day of each calendar month and ADJUSTED PER PARAGRAPH 45 ITEM 5. During the term hereof Tenant shall pay to Landlord, as minimum monthly rent for the premises, the sum of THREE THOUSAND EIGHT HUNDRED FORTY SIX AND NO/100 DOLLARS ($3,846.00). The minimum monthly rent for any partial month shall be prorated at the rate of 1/30 of the minimum monthly rent per day. Said rent shall be paid by Tenant to Landlord, in advance without deduction or offset, in lawful money of the United States of America at COAST COUNTIES PROPERTY MANAGEMENT, 55 NEW MONTGOMERY ST., SUITE 200, SAN FRANCISCO, CA 94105, or to such other person or at such other place as Landlord may from time to time designate in writing. (ALL CHECKS ARE TO BE MADE OUT TO COAST COUNTIES PROPERTY MANAGEMENT.) Landlord, at Landlord's option, may demand by written notice to Tenant that all future payments be made by Tenant hereunder shall be in the form of either a money order, certified bank check or cashier's check.

         5(b) All charges and other amounts of any kind payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent. Landlord shall have the same remedies for default in the payment of additional rent as for default in the payment of basic rent and additional rent are collectively sometimes hereinafter referred to as rent.

         5(c) All rent payable by Tenant to Landlord hereunder, if not received by Landlord when due, shall bear interest from the due date until paid at the publicly announced prime rate or reference charged on such due date by the San Francisco Main Office of Bank of America, N.T. & S.A. (or any successor bank) for a short term, unsecured loans to its most creditworthy borrowers, plus four percent (4%) per annum, but in no event shall such interest exceed the maximum rate permitted by law. Landlord's acceptance of any interest payments shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under Lease or by law.

         RENTAL ADJUSTMENT

         5(d)The minimum rent provided for in Paragraph (5) above shall be adjusted on AUGUST 1, 1998 and annually thereafter of the Lease term by multiplying the same by the percentage of increase in the Consumer Price Index published by the United States Department of Labor Bureau of Labor Statistics (All Urban Consumers, San Francisco, Oakland - All Items), occurring during the preceding year and the amount thereby determined shall be added to the minimum rent payable during the preceding year. No failure by Landlord to notify Tenant of the adjustment of minimum rent provided for herein shall be construed as a waiver of the right of the Landlord to require such adjustment as of the date or dates when it should have been made, nor shall any such failure be held to estop Landlord from requiring such adjustment and Tenant does hereby knowingly waive the

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provisions of any statute of limitations barring collection of any sum due to pursuant to any such adjustment because of the passage of time between the date such adjustments to the minimum annual rent ought to have been made and the date suit is brought to collect any sum due as a result thereof. Should the Bureau of Labor Statistics discontinue the publication of the above
Index, or publish the same less frequently, or alter the same in some other manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices. CPI SHALL NOT EXCEED 4% ANNUALLY.

SECTION 6.       RENTAL ADJUSTMENT

         6(a) In addition to the monthly rent provided for in paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the premises by the number of square feet of rentable area in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMA) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

         TAX INCREASES AND ASSESSMENTS

         OPERATING EXPENSE INCREASES

SECTION 7.       SECURITY

         Simultaneously with the execution of the lease, Tenant shall deposit with Landlord the sum of, SEVEN THOUSAND SIX HUNDRED NINETY TWO AND NO/100 DOLLARS ($7,692.00) of which sum THREE THOUSAND EIGHT HUNDRED FORTY SIX AND NO/100 DOLLARS ($3,846.00), shall be payment of the first month's rent and the balance thereof, namely, THREE THOUSAND EIGHT HUNDRED FORTY SIX AND
NO/100 DOLLARS ($3,846.00), shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. If Tenant fails to pay any Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may at its option apply or retain all or any portion of the deposit for the payment of any Rent or other charge in default or the payment of any other sum to which Landlord may become obligated by Tenant's default, or to compensate Landlord for any loss damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, then within 10 days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord's application or retention of the deposit shall not constitute a waiver of Tenant's default to the extent that the deposit does not fully compensate Landlord for all losses or damages incurred by Landlord in connection with such default and shall not prejudice any other rights or remedies available to Landlord under this Lease or by law.

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         No security or guaranty which may now or hereafter be furnished
Landlord for payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this lease.

SECTION 8.       USES PROHIBITED

         Tenant shall not do or permit anything to be done in or about the premises nor bring or keep anything therein which in any way will increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, or use or allow the premises to be used for any residential, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. No cooking devices or other odor causing devices, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the premises shall, without the prior written approval of Landlord, be used in or at the premises. Tenant shall not commit or suffer to be committed any waste in our upon the premises. "STANDARD MICROWAVING IS PERMITTED."

SECTION 9.       COMPLIANCE WITH LAW  "SEE ATTACHED ADDENDUM"

         Tenant shall not use or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the premises, excluding structural changes not related to or affected by Tenants improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statue, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant. Further, Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Material Laws") relating to hygiene, environmental protection, or the presence, use generation, storage, transportation or disposal of any toxic or hazardous substances, as the same may be amended from time to time, including without limitation, obtaining any required permits or licenses, and Tenant shall handle, treat, manage and dispose of any and all toxic or hazardous substances in strict conformity with all manufacturers' instructions and prudent business practices.

SECTION 10.      ALTERATIONS  "SEE ATTACHED ADDENDUM"

         Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions, or improvements to or of said premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and

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belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the premises caused by such removal. Tenant's obligation to remove any alterations, additions, improvements, fixtures and/or personal property and to repair any damage from such removal shall survive the termination of this Lease.

         Construction of the alterations, additions, or improvements shall be completed in accordance with drawings and specifications approved in advance in writing by Landlord, shall be carried out in a good and workmanlike manner, and shall comply with all applicable requirements of governmental authorities and such additional conditions as Landlord may reasonably impose.

SECTION 11.      REPAIR  "SEE ATTACHED ADDENDUM"

         By entry hereunder upon the commencement of the term hereof, Tenant accepts the premises as being in good, sanitary order, condition and repair. Tenant, at Tenant's sole cost and expense, shall keep the premises and every part hereof in good condition and repair, damage thereto by fire, earthquake, act of God or the elements not caused by Tenant's negligent or willful act excepted, Tenant hereby waiving all rights to make repairs at the expense of the Landlord as provided by law, statute or ordinance now or hereafter in effect. Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the premises to Landlord in the same condition as when received ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted, unless caused by Tenants negligent or willful act. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the premises or any part hereof and that no representations respecting the condition of the premises or the building have been made by Landlord to Tenant except as specifically set forth in EXHIBIT A Plans & Specifications attached hereto. There shall be no abatement of Rent and no liability to Landlord by reason of any injury or to interference with Tenant's business arising from the making of any repairs or performance of any maintenance obligations by the Landlord.

SECTION 12.      ABANDONMENT  "SEE ATTACHED ADDENDUM"

         Tenant shall not vacate or abandon the premises at any time during the term hereof, and if Tenant shall abandon, vacate or surrender the premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of Landlord.

SECTION 13.      LIENS  "SEE ATTACHED ADDENDUM"

         Tenant shall keep the premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall in the event of the filing of any such lien, post any bond required to release the premises therefrom. Should Tenant fail to remove any such lien within (5) business days

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after notice to do so from Landlord, Landlord may, in addition to any other remedies, record a bond pursuant to California Civil Code Section 3143 and all amounts incurred by Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the building from such liens.

SECTION 14.      ASSIGNMENT AND SUBLETTING  "SEE ATTACHED ADDENDUM"

         14(a) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy.

         14(b) Provided further and notwithstanding anything hereinbefore set forth In the event that at any time or from time to time during the term of this lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify the Landlord in writing (the "SUBLET NOTICE") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. Such option shall be exercisable by Landlord in writing for a period of 20 days after receipt of the Sublet Notice.

         If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14(a) above. If Landlord consents to sublease, then such sublease shall be subject to and made upon the following terms:

                  (i) any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

                  (ii) 50% of the difference between all sums payable by subtenant and all rent due hereunder for the sublease premises during the term of the sublease, less Tenant's reasonable costs of subletting, shall be payable to Landlord as additional rent hereunder.

                  (iii) no subtenant shall have a right to further sublease its premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within 60 days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

         14(c) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of tenant under this lease.

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         14(d) In no event shall Tenant assign this Lease or sublet the premises or any portion thereof to any then, existing or prospective tenant of said building.

         14(e) Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this lease or sublet the premises, regardless whether or not the Landlord consents to the proposed transfer.

SECTION 15.      INDEMNIFICATION OF LANDLORD

         Tenant agrees to indemnify and defend Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense, including without limitation, penalties, fines and reasonable attorneys fees and costs, incurred in connection with or arising from any cause whatsoever in, on or about the Premises, including without limiting the generality of the foregoing: (1) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (2) the use of occupancy or manner of the use or occupancy of the Premises by Tenant or any other person or entity claiming through or under Tenant, including without limitation, the presence, use, generation, storage, transportation or disposal of any toxic or hazardous substances, or (3) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever, or (4) any acts, omissions or negligence of Tenant or of Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors or any such person or entity, in, on or about the Premises or the Building, either prior to the commencement of, during, or after the expiration of the term, including without limitation any acts, omissions or negligence in the making or performing of any alterations. Tenant further agrees to indemnify, defend and save harmless Landlord, Landlord's agents and the lessors under any ground or underlying leases, from and against any and all loss, cost, liability, damage and expense, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence. In the event any action or proceeding is brought against Landlord for any claim against which Tenant is obligated to indemnify Landlord hereunder, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole expense by counsel approved by Landlord, which approval shall not be unreasonably withheld. The provisions of this paragraph 15 shall survive the expiration or earlier termination of this lease.

SECTION 16.      INSURANCE  "SEE ATTACHED ADDENDUM"

         Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance. Said policy shall name COAST COUNTIES PROPERTY MANAGEMENT INC. AND THE BERNHEIM FAMILY TRUST LANDLORD as a additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the premises are located; and shall provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to Landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant hereby waives all rights of subrogation against Landlord to which any insurance carrier may at any time become entitled under any policy of insurance carried by Tenant.

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SECTION 17.      UTILITIES

         Landlord shall furnish to the premises, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the building, water and heat required in Landlord's judgment for the comfortable use and occupation of the premises for such purposes, and elevator service. Landlord shall not be liable or responsible for janitorial or garbage service. Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions, on use of water, electricity, gas or any other form of energy serving the premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

         Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. TENANT SHALL PAY AND PROVIDE FOR ALL SERVICES AND UTILITIES NOT FURNISHED BY LANDLORD. SAID SPACE IS SEPARATELY METERED FOR ELECTRICITY AND WILL BE READ BY MANAGEMENT COMPANY AND INVOICED MONTHLY.

         Tenant will not, without the written consent of Landlord, use any apparatus or device in the premises which will in any way increase the amount of electricity, cooking capacity or water usually furnished or supplied for use of the premises for general office purposes or connect with electric current, except through existing electrical outlet in the premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to their tenants of the building for use of their premises for general office purposes, Tenant shall first procure the consent of landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current or water meter to be installed in the premises so as to measure the amount of excess electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

SECTION 18.      PERSONAL PROPERTY AND OTHER TAXES

         Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the premises, including carpeting installed by Tenant even though said carpeting has become a part of the lease premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse landlord of all such taxes paid by Landlord.

SECTION 19.      RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all tenants of the

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building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for rite nonperformance by any other tenant or occupant of the building of any of said rules and regulations.

SECTION 20.      HOLDING OVER

         If Tenant holds possession of the premises after the term of this lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of ONE HUNDRED FIFTEEN PERCENT (115%) OF THE LAST MONTHLY RENT payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless landlord shall exercise the option hereby given him, Tenant shall be Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

SECTION 21.      SUBORDINATION  "SEE ATTACHED ADDENDUM"

         This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said building and/or land or on or against the Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of the Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the Lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore.

SECTION 22.      ENTRY BY LANDLORD  "SEE ATTACHED ADDENDUM"

         Landlord reserves and shall at any and all reasonable times have the right to enter the premises to inspect the same, and any other service to be provided by Landlord to Tenant hereunder, to submit the premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the premises and any portion of the building without abatement of rent and may for the purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the premises shall not be blocked thereby and further providing that the business of tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconveniences to or

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interference with Tenant's business, any loss of occupancy of quiet enjoyment of the premises and other loss occasioned by such entry.

         For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the premises and any entry to the premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction of tenant from the premises or any portion thereof.

SECTION 23.      INSOLVENCY OR BANKRUPTCY

         Either (a) the appointment of a receiver to take possession of all of the assets of Tenant, (b) an assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings.

SECTION 24.      DEFAULT  "SEE ATTACHED ADDENDUM"

         In the event of any breach or default of Lease by Tenant then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the premises. Should Landlord elect to terminate Tenant's right to possession of the premises and terminate this Lease, the Landlord shall have the immediate right of entry and may remove all persons and property from the premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code of any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The worth at the time of the award of the amount referred to in subparagraph (3) of Subdivision (a) Section 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

         Any proof by Tenant of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the premises (notwithstanding the fact the Tenant may have abandoned the leased premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect terminate Tenant's right to possession of said premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

SECTION 25.      DESTRUCTION OR DAMAGE

         25(a) In the event the Premises or a portion of the Building is damaged by fire or other insured casualty, Landlord shall diligently repair the same to the extent possible with the insurance proceeds received by Landlord, subject to the provisions of this Section hereinafter set forth, if such repairs can in Landlord's opinion be made within 90 days after issuance of a building permit therefor under the laws and regulations of federal, state and local governmental authorities having jurisdiction thereof. In such event this Lease shall remain in full force and effect except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors, an abatement of basic rent shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. Notwithstanding the foregoing, if such damage shall occur during the final year of the term of this Lease, Landlord shall not be obligated to repair such damage, but may instead elect to terminate this Lease upon written notice given to Tenant within 30 days after the date of such fire or other casualty, in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

         25(b) If such repairs cannot in Landlord's opinion be made within 90 days after issuance of a building permit therefor or if such damage is uninsured, Landlord may elect upon notice to Tenant given 60 days after the date of such fire or other casualty to (i) repair or restore such damage, in which event this Lease shall continue in full force and effect, but basic rent shall be partially abated as hereinabove in this Section provided or
(ii) terminate this Lease in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

         25(c) A total destruction of the Building automatically shall terminate this lease. Landlord and Tenant acknowledge that this Lease constitutes the entire agreement of the parties regarding events of damage or destruction, and Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any similar statute now or hereafter in force.

         25(d) If the Premises are to be repaired under this Section, Landlord shall repair at its cost any injury or damage to the Building itself and the initial improvements made by Landlord pursuant to EXHIBIT A Tenant shall pay the cost of repairing or replacing all other improvements in the Premises and Tenant's trade fixtures, furnishings, equipment and other personal property.

SECTION 26.      EMINENT DOMAIN

         If all or any part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the premises for more than 90 days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the premises are a part shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purposes, and Tenant shall have no claim against Landlord or the condemnor for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

SECTION 27.      PLATS AND RIDERS

         Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

SECTION 28.      SALE BY LANDLORD  "SEE ATTACHED ADDENDUM"

         In the event the original Landlord hereunder, or any successor owner of the building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease, accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of tenant, Landlord may transfer and/or deliver the security, to the successor in interest of Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance. "TENANT SHALL BE EXEMPTED FROM ANY TAX INCREASE FROM SALE OR TRANSFER OF THE PROPERTY DURING THE TERM OF THIS LEASE."

SECTION 29.      ESTOPPEL CERTIFICATES

         At any time and from time to time, upon not more than ten (10) days prior request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building. Tenant hereby irrevocably appoints Landlord as its agent and attorney-in-fact to execute, acknowledge and deliver any such certificate in the name of and on behalf of Tenant, in the event that Tenant fails to so execute, acknowledge and deliver any such certificate within 10 days after receipt thereof. Failure to comply with this provision shall be a material breach of this Lease by tenant giving Landlord all rights and remedies under paragraph 24 hereof, as well as a right to damages caused by the loss of a loan or sale, which may result from such failure by Tenant.

SECTION 30.      RIGHT OF LANDLORD TO PERFORM

         All covenants and agreements to be kept or performed by tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent required to be paid by it hereunder, or shall fail to perform any other act on its part be performed hereunder, and such failure shall continue for ten (10) days after written notice thereof of by Landlord, Landlord may, but shall not be obligated to, and without waiving and default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the day of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in payment of rent.

SECTION 31.      ATTORNEY FEES

         If as a result of any breach or default on the part of Tenant under this Lease, Landlord uses the services of any attorney in order to secure compliance with this Lease, Tenant shall reimburse Landlord upon demand as additional rent for any and all attorneys' fees and expenses incurred by Landlord, whether or not formal legal proceedings are instituted.

         Should either party bring action against the other party, by reason of or alleging the failure of the other party to comply with any or all of its obligations hereunder, whether for declaratory or other relief, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action, in addition to all other recovery or relief. A party shall be deemed to have prevailed in any such action (without limiting the generality of the foregoing ) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the action, irrespective of whether such action is prosecuted to judgment. In addition, if either party to this Lease becomes a party to or is involved in any way in any action concerning this Lease or the Premises by reason in whole or in part of any act, neglect, fault or omission of any duty by the other party, its employees or contractors, the party subjected to said involvement shall be entitled to reimbursement for any and all reasonable attorneys' fees and costs.

SECTION 32.      SURRENDER OF PREMISES

         The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

SECTION 33.      WAIVER

         The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

SECTION 34.      NOTICES

         All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the premises, or to such other place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be delivered personally or sent by a nationally recognized Express mail carrier or United States certified or registered mail, postage prepaid, addressed to Landlord at COAST COUNTIES PROPERTY MANAGEMENT, 55 NEW MONTGOMERY ST., SUITE 200, SAN FRANCISCO, CA 94105 or such other place as Landlord may from time to time by like notice designate.

SECTION 35.      NOTICE TO SURRENDER

         At least ninety (90) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

SECTION 36.      DEFINED TERMS AND MARGINAL HEADINGS

         The words "LANDLORD" and "TENANT", as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

SECTION 37.      AUTHORITY OF PARTIES

         CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

SECTION 38.      TIME AND APPLICABLE LAW

         Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the premises are located.

SECTION 39.      SUCCESSORS

         Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

SECTION 40.      ENTIRE AGREEMENT

         This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

SECTION 41.      LATE CHARGE

         In the event Tenant shall fail to pay any rents or sums due within
(10) days from the date such sums are hereunder on or before the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the maximum interest rate permitted by law, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.) RETURNED CHECK CHARGE IS $25.00. If Tenant shall fail to timely pay the monthly rent, returned check charges, late charges or any other charges to be paid by Tenant hereunder promptly, when due, on three occasions in any twelve month period or if Tenant shall be assessed or become subject to late charge or returned check charge on three or more occasions in any continuous twelve month period, then Tenant shall be deemed to have committed an incurable breach of this lease agreement. As a result of such breach, Tenant shall be deemed to have forfeited all rights under this lease agreement and Landlord, at Landlord's option may terminate this agreement immediately upon the occurrence of such breach.

SECTION 42.      JOINT AND SEVERAL LIABILITY

         Should Tenant consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

SECTION 43.      LIGHT, AIR AND VIEW

         The diminution of light, air or view by any structure which hereafter be erected whether or not by Landlord) shall not entitle Tenant to any reduction of rent, result in any liability of Landlord to Tenant, or in any other way effect this Lease or Tenant's obligation hereunder.

SECTION 44.      SUBSTITUTED PREMISES

         In the event the Leased premises consist of less than five thousand (5,000) square feet, Landlord shall have the right, at any time during the Term hereof, upon not less than ninety (90) days prior written notice to Tenant, to substitute for the Leased Premises such other space in the building as shall be substantially the same size as the Leased Premises ("THE SUBSTITUTED PREMISES"), provided that Landlord shall pay all expenses of tenant incidental to Tenant's relocation to the Substituted Premises and that Landlord shall improve the Substituted Premises for Tenant's use and occupancy at least to the same extent as the Leased Premises occupied by Tenant prior to such relocation. If Tenant does not agree to such relocation then Tenant shall give notice of termination of this Lease to Landlord within fifteen (15) days of the notice of relocation. Upon receipt of such notice to termination, Landlord shall have fifteen (15) days to rescind notice of relocation. If landlord does not rescind the notice of relocation in writing to Tenant within such fifteen (15) day period, then the Lease will terminate on the date specified in notice of relocation.

         If tenant does not agree to such relocation then Tenant shall give notice of termination of this Lease to Landlord within fifteen (15) days of the notice of relocation. Upon receipt of such notice to termination, Landlord shall have fifteen (15) days to rescind notice of relocation. If Landlord does not rescind the notice of relocation in writing to Tenant within such fifteen (15) day period, then Lease will terminate on the date specified in notice of relocation.

SECTION 45.      BROKERAGE COMMISSION

         Tenant and Landlord each represents and warrants that it has dealt with no broker, agent, or finder on account of this Lease, other than the following broker, TRAMMELL CROW COMPANY & BELVEDERE ASSOCIATES (the "BROKERS"). Landlord and Tenant each agree to defend, indemnify, and hold harmless the other from and against any and all claims, damages, and costs, including attorneys' fee, in connection with any claim for brokerage, finder's, or similar fees, or compensation related to this Lease other than the Broker, which may be made or alleged as a result of acts or commissions of that party.

SECTION 46.      ADDITIONAL PROVISIONS

         The exhibits and addenda listed below are incorporated in this lease:

         1.   Rules and Regulations.

         2.   EXHIBIT "A" Description of Premises.

         3. Tenant will have One Option to Extend the term for a period of five (5) years at the then-existing fair market value plus CPI.

         4. Landlord will remove existing carpeting, paint the floor and touch up the paint in the remainder of the premises.

         5. Rent for said premises will be as follows: YEAR (1) $1.00 per rsf, YEAR (2) $1.03 per rsf, YEAR (3) $1.06 per rsf YEAR (4) $1.09 per rsf and YEAR (5) at $1.12 per rsf.

         THE PARTIES HERETO HAVE EXECUTED THIS LEASE ON THE DATE SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

                                   "LANDLORD"
                        COAST COUNTIES PROPERTY MGMT INC
                             55 NEW MONTGOMERY #200
                            SAN FRANCISCO, CA 94105

                             By:
                                 --------------------------------
                             By: Robert Bernheim

                             Title: President                    Dated: 5/19/97

                                    "TENANT"

                        SELECT QUOTE INSURANCE SERVICES

                             By:
                                 --------------------------------


                             Title: Executive Vice President     Dated: 5/14/97

                             By:
                                 --------------------------------

                             Title: Chairman                     Dated: 5/14/97

                                  CERTIFICATE
                          (If Tenant is a Corporation)

         I, Nancy Malik, Secretary of, Tenant, hereby certify that the officer(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as EVP and Chairman, and his/their action(s) are the action of Tenant.

(Corporate Seal)

                                    ---------------------------------
                                    Secretary



                               SEE YOUR ATTORNEY

------------------------------------------------------------------------------
THIS LEASE SHOULD BE GIVEN TO YOUR ATTORNEY FOR REVIEW AND APPROVAL BEFORE
YOU SIGN IT. BOMA MAKES NO REPRESENTATION OR RECOMMENDATION CONCERNING THE LEGAL EFFECT, LEGAL SUFFICIENCY, OR TAX CONSEQUENCES OF THIS LEASE. THESE ARE QUESTIONS FOR YOUR ATTORNEY
------------------------------------------------------------------------------

                                   EXHIBIT A

                         [DRAWING NOT INCLUDED IN SCAN]

                  RULES AND REGULATIONS FOR 657 MISSION STREET
                   ATTACHED TO AND MADE A PART OF THIS LEASE

         Lease Agreement made this 15 day of May, 1997 between COAST COUNTIES PROPERTY MANAGEMENT LNC, Landlord and SELECTQUOTE INSURANCE SERVICES., as Tenant

1. Except as provided or required by Landlord in accordance with buildings standards, no sign, placard, picture advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the building or exterior of the premises leased to tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with tenants to be placed thereon and to charge for names associated with tenants to be placed thereon at rates applicable to all tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the building and its tenants; provided however, that Landlord shall not prevent such access to persons with whom tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any premises leased to tenant. Keys and access cards to premises are the exclusive property of Owner. There shall be a minimum charge of $15.00 for replacement of each lost key and $25.00 charge for each lost access card. In the event that any keys to premises are lost, Tenant shall be liable for entire cost of all key and lock replacement, at Owner's discretion, as required for the security of premises and building. LANDLORD RESERVES THE RIGHT TO LIMIT THE NUMBER OF ACCESS CARDS ASSOCIATED WITH TENANTS LEASED PREMISES.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the building or any premises leased to supporting partitions. Pictures paintings and other similar solely decorative items can be hung with the approval of management.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or premises occupied by tenants caused by moving or maintaining any property of a tenant shall be repaired at the expense of such tenant.

9. No tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors halls or elevators or out of the doors or stairways of the building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the premises occupied by such tenant to be occupied or used in a manner offensive or objectionable to Landlord or other tenants by reason of noise, odors or vibrations; interfere in any way with other tenants or persons having business in the building; or bring or keep or permit to be brought or kept in the building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

10. No cooking shall be done or permitted by tenants in their respective premises, nor shall premises occupied by tenants be used for the storage or merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes. "STANDARD MICROWAVE IS PERMITTED."

11. No tenant shall use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as supplied by Landlord.

12. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to premises occupied by tenants shall be subject to the approval of Landlord. Each tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

13. Upon termination of occupancy of the building, each tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such tenant, and in the event of loss of any keys, Tenant shall pay Landlord therefor.

14. No tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage was caused.

15. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

16. On Saturdays, Sundays and legal holidays access to the building shall be by access cards. Anyone without an access card or proper identification may be refused entry into the building. This is for the safety and protection of the building. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the building, its tenants and all property located therein, Landlord may prohibit and prevent access to the building by any and all persons by any means Landlord deems appropriate.

17. Each tenant shall see that the exterior doors of its premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 pm of each other day. Each tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other tenants of the building.

18. Landlord may exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

19. The requirements of tenants will be attended to only upon application to Landlord at the office of the building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any premises in the building.

20. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the building without the written permission of the Landlord.

21. Landlord, without notice and without liability to any tenant, at any time may change the name or the street address of the building.

22. The word "BUILDING" as used in these rules and regulations means the building of which a part of the premises are pursuant to the Lease to which these rules and regulations are attached. Each tenant shall be liable to Landlord and to each other tenant of the building for any loss, cost, expense, damage or liability, including attorneys fees, caused or occasioned by the failure of such first named tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any tenant and such failure by Landlord or non-compliance by any other tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

23. Carpet protector pads or chairs with carpet approved casters shall be used by all desk stations.

24. Each Tenant shall maintain the portions of its premises which are visible from the outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition.

25. No Tenant shall tamper with or attempt to adjust the temperature control thermostats in its premises. Landlord shall adjust such thermostats as required to maintain heat and air-conditioning at the Building standard temperature.

26. No Tenant shall place any items whatsoever on the roof or balcony areas of the building without prior written consent of Landlord.

27. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window or the Building without prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of the Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

28. No Tenant shall obtain or use in the premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under reasonable regulations as may be fixed by the Landlord.

29. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, tickets or any other goods or merchandise to the general public in or on the premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, notary, typewriting or similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided or in such Tenant's lease.

30. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

31. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the premises.

32. Each Tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as landlord shall designate

33. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent same.

34. While in the Building, Tenant's contractors shall be subject to and under the control and direction of the manager of the Building or the Building Engineer (but not as an agent or employee of Landlord or said manager or engineer).

35. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as waiver of such Rules and Regulations against any or all of the Tenants of the Building.

36. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

37.   Smoking is prohibited within 10 feet of the building entry.

38. NO pets, dogs, cats, birds, or other animals are allowed on or about the premises, not even visiting animals are allowed, excepting guide, service, or signal dogs pursuant to California Civil Code Sections 54.1 and 54.2.

39. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

--------------------------------------------------------------------------------
                               657 MISSION STREET
--------------------------------------------------------------------------------






                                     LEASE

                            BUILDING LEASE AGREEMENT

                                      WITH

                        SELECT QUOTE INSURANCE SERVICES

                          657 MISSION STREET SUITE 304

                       COMMENCEMENT DATE: AUGUST 1, 1997

                       EXPIRATION DATE: DECEMBER 31, 2002

                               TABLE OF CONTENTS

                                                                             PAGE
Section 1.      Premises.......................................................1

Section 2.      Purpose........................................................1

Section 3.      Term...........................................................1

Section 4.      Possession.....................................................1

Section 5.      Rent...........................................................2

Section 6.      Rental Adjustment..............................................3

Section 7.      Security.......................................................3

Section 8.      Uses Prohibited................................................4

Section 9.      Compliance with Law............................................4

Section 10.     Alterations....................................................4

Section 11.     Repair.........................................................5

Section 12.     Abandonment....................................................5

Section 13.     Liens..........................................................5

Section 14.     Assignment and Subletting......................................6

Section 15.     Indemnification of Landlord....................................7

Section 16.     Insurance......................................................7

Section 17.     Utilities......................................................8

Section 18.     Personal Property and Other Taxes..............................8

Section 19.     Rules and Regulations..........................................8

Section 20.     Holding Over...................................................9

Section 21.     Subordination..................................................9

Section 22.     Entry by Landlord..............................................9



Section 23.     Insolvency or Bankruptcy......................................10

Section 24.     Default.......................................................10

Section 25.     Destruction or Damage.........................................11

Section 26.     Eminent Domain................................................12

Section 27.     Plats and Riders..............................................12

Section 28.     Sale by Landlord..............................................12

Section 29.     Estoppel Certificates.........................................12

Section 30.     Right of Landlord To Perform..................................13

Section 31.     Attorney Fees.................................................13

Section 32.     Surrender of Premises.........................................13

Section 33.     Waiver........................................................14

Section 34.     Notices.......................................................14

Section 35.     Notice to Surrender...........................................14

Section 36.     Defined Terms and Marginal Headings...........................14

Section 37.     Authority of Parties..........................................14

Section 38.     Time and Applicable Law.......................................15

Section 39.     Successors....................................................15

Section 40.     Entire Agreement..............................................15

Section 41.     Late Charge...................................................15

Section 42.     Joint and Several Liability...................................15

Section 43.     Light, Air and View...........................................15

Section 44.     Substituted Premises..........................................16

Section 45.     Brokerage Commission..........................................16

Section 46.     Additional Provisions.........................................16


                     FIRST ADDENDUM TO THE LEASE AGREEMENT

         The First Addendum is made part of the Lease Agreement made this 14th day of May, 1997 between Coast Counties Property Management Inc., Landlord, and SelectQuote as Tenant.

PAGE 4 ITEM-(9)

         COMPLIANCE WITH LAW. Landlord warrants, that on the commencement date, the Premises comply with all applicable laws, ordinances rules and regulations of governmental authorities and that, during the term of the lease, Landlord will comply with all applicable laws regarding the Premises and the building except to the extent Tenant must comply.

         Relative to Hazardous Materials, to Landlord's best knowledge, Landlord represents, warrants and covenants to Tenant as follows:

         (i) the Premises and the Building are, as of the Commencement Date, in compliance with all Laws regarding the handling, transportation, storage, treatment, use and disposition of Hazardous Material;

         (ii) Landlord shall be responsible for all costs (which costs shall not be included in Common Area expense) incurred in complying with any order, ruling or other requirement of any court or governmental body or agency having Jurisdiction over the Building requirements. Landlord to comply with any federal, state and local laws, regulations, guidelines, codes and ordinances (individually and collectively, "LAWS") which relate to Hazardous Material in, on or about the Building and the Premises including, without limitation, the cost of any required or necessary repair, cleanup or detoxification in the preparation of any closure or other required plans excluding, however, any such cost relating to Hazardous Material on the Premises established to have been caused directly by Tenant's use of the Premises;

         (iii) to the extent commercially practical, Landlord shall take such action as is necessary to enforce the requirements contained in any leases or occupancy agreements with other tenants or occupancy in the Center which relate to the handling, transportation, storage, treatment, use or disposition of Hazardous Material by such other tenants or Occupants;

         (iv) Landlord shall indemnify, defend and hold Tenant, its directors, officers, employees and agents, and any successor to Tenant's interest in the Premises, harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) caused by, arising out of, or related to (A) the breach of any representation, warrant or covenant of Landlord contained herein, or (B) Hazardous Material in, on or about the Building or the Premises which was created, handled, placed, stored, used, transported or disposed of by Landlord, or (C) any such Hazardous Material with respect to which any court or governmental body or agency having jurisdiction over the Building holds Landlord responsible for or otherwise requires Landlord to undertake any repair, cleanup, detoxification or other remedial action, excluding, however, hazardous Material on the Premises established to have been caused directly by Tenant's use of the Premises.

PAGE 5 ITEM-(10)

         Minor decorations and any improvements Landlord makes prior to commencement will be excluded. Landlord's consent to alterations shall not be unreasonably withheld, conditioned or unduly delayed. At the time of consent to alterations, Landlord shall be required at that time to indicate whether or not Tenant is going to be required to remove them upon surrender of the Lease.

PAGE 5 ITEM-(11)

         Except for repairs that must be made by Tenant, landlord shall be required to pay for and make all other repairs and replacements to the Premises, Common Areas, and Building to maintain the property in a condition comparable to other office buildings of similar quality in the San Francisco area, including the roof, foundations, exterior walls, interior structural walls, all structural components, and all systems such as mechanical, electrical and plumbing.

PAGE 5 ITEM-(12)

         Abandonment shall not have occurred so long as Rent and Additional Rent are current.

PAGE 5 ITEM-(13)

         Tenant shall have twenty (20) days after receiving notice of any lien to either (a) discharge the lien, or (b) post a bond equal to the amount of the disputed claim.

PAGE 5 ITEM-(14)

         (a) Landlord's consent shall not be unreasonably withheld, conditioned or unduly delayed.

         (b)(i) Landlord shall have only twenty (20) days after notice from Tenant to decide whether it wants to exercise its right to sublet the space, not thirty (30) days.

            (ii) Tenant's "reasonable costs" should include, but not be limited to, brokerage fees, legal fees, cash concessions and tenant improvement costs.

         (d) "Prospective Tenant" is defined to mean a Tenant with whom Landlord has already initiated negotiations.

         (e) Landlord's "reasonable costs" are limited to legal fees and staff costs not to exceed $1,500.00 for any single sublease or assignment situation.

PAGE 6 ITEM-(15)

         Tenant's indemnification of Landlord shall be limited to claims: (i) for personal injury, death or property damage; (ii) for incidents occurring in or about the premises or Building; and (iii) caused by the negligence or willful misconduct of Tenant, its agents, employees or invitees. Additionally, Landlord indemnifies, defends and holds Tenant harmless from claims for the same limited causes. Also, notwithstanding the above indemnification, the parties release each other from any claims either party has against the other to the extent the claim is covered by the injured party's insurance or the insurance the injured party is required to carry under the terms of the Lease, whichever is greater.

PAGE 6 ITEM-(16)

         In addition to insurance requirements of Tenant, Landlord shall be required to keep the Building, including improvements, insured against damage and destruction, fire, vandalism and other perils in the amount of the full replacement value. The insurance shall include an extended coverage endorsement of the kind required by an institutional lender to repair and restore the Building. both parties are required to carry public liability and property damage insurance, and both parties are required to waive all rights of subrogation against the other.

PAGE 7 ITEM-(21)

         Upon Landlord's demand, Tenant shall have ten (10) days within which to deliver to Landlord instruments evidencing subordination of the Lease. Additionally, Landlord shall warrant that it owns the Building and, that if Tenant is not in default, warrant that Tenant's peaceable and quiet enjoyment of the Premises shall not be disturbed by anyone.

PAGE 7 ITEM-(22)

         Landlord's entry is conditioned upon: (i) giving Tenant at least twenty-four (24) hours advance notice, except in an emergency; (ii) promptly finishing any work for which it entered; and (iii) causing the least practical interference to Tenant's business.

PAGE 8 ITEM-(24)

         Landlord shall be required to mitigate its damage by making reasonable efforts to relet the Premises on reasonable terms.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed the day and year first written above.


COAST COUNTIES PROPERTY                        SELECTQUOTE
MANAGEMENT



BY:                                            BY:
   ------------------------------------           ---------------------------
    Robert Bernheim


DATE:                                          DATE:
      ---------------------------------              ------------------------


                                   3